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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated January 22, 1997, incorporated by reference in this Registration Statement (Form N-2 33-60710) of 2002 Target Term Trust Inc.


                                            /s/ ERNST & YOUNG LLP

                                            ERNST & YOUNG LLP

New York, New York
January 30, 1997